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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8
(File No. 001-15251) of our report dated January 24, 2000 relating to the consolidated financial statements and parent company only condensed financial statements of LaBranche & Co Inc., included in the Company's Form 10-K, as amended, for the year ended December 31, 1999.

/s/ Arthur Andersen LLP

New York, New York
August 24, 2000